Exhibit 10.48

EXECUTION VESION

FIRST AMENDMENT TO LOAN AGREEMENT

FIRST AMENDMENT TO LOAN AGREEMENT (this “First Amendment”), dated as of January 16, 2014, among US Airways, Inc., a Delaware corporation (the “Borrower”), US Airways Group. Inc. (“Group”), American Airlines, Inc., a Delaware corporation (“AAI”), American Airlines Group Inc. (f/k/a AMR Corporation), a Delaware corporation (“AAG’’), the direct and indirect Subsidiaries of Group and certain other affiliates of the Borrower party hereto (together with AAI and AAG the “Other Loan Parties”, and each individually an “Other Loan Party”) and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Agreement referred to below (as amended by this First Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, Group, AAI, AAG. the Lenders, the Administrative Agent and certain other parties thereto are parties to a $1,600,000,000 Loan Agreement, dated as of May 23, 2013 (as supplemented by the Joinder to Loan Agreement, dated as of December 9, 2013 and executed by AAI and AAG, and as otherwise amended, modified or supplemented and in effect on the date hereof, the “Loan Agreement”);

WHEREAS, the Borrower has requested to amend certain terms of the Loan Agreement as hereinafter set forth; and

WHEREAS, with respect to the Lenders holding any Loans existing or outstanding immediately prior to the First Amendment Effective Date under the Loan Agreement (such Loans, the “Existing Loans”) whose executed counterpart of the consent to this First Amendment has not been received by the Administrative Agent on or prior to a deadline (the “Non-Consenting Lenders”; the Lenders that are not the Non-Consenting Lenders are hereinafter referred to as the “Consenting Lenders”) as announced by the Administrative Agent to the Lenders (the “Consent Deadline”), the Borrower hereby requires, pursuant to, and subject to the limitations in, Section 9.1(c) (Non-Consenting Lenders) of the Loan Agreement, that each such Non-Consenting Lender assign and delegate all of its interests, rights and obligations under the Loan Agreement and each of the other Loan Documents, including, without limitation, such Non-Consenting Lender’s Existing Loans, to Citicorp North America, Inc. or other designee of the Administrative Agent (a “Fronting Lender”) that has agreed to assume such interests, rights and obligations;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE—Loan Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof, from and after January 16, 2014 (the “First Amendment Effective Date”):

First Amendment to Loan Agreement

(1) New Definitions. The following definitions are added to Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

“First Amendment” shall mean the First Amendment to Loan Agreement, dated as of the First Amendment Effective Date, among the Borrower, Group, American Airlines, Inc., a Delaware corporation, American Airlines Group Inc. (f/k/a AMR Corporation), a Delaware corporation, the direct and indirect Subsidiaries of Group and certain other affiliates of the Borrower party thereto and the Administrative Agent.

“First Amendment Effective Date” shall mean January 16, 2014.

(2) Applicable Margin. The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:

“Applicable Margin” means, for any Loan, a percentage per annum equal to:

	Tranche B1 Term	Tranche B1 Term	Tranche B2 Term	Tranche B2 Term
	Loans	Loans	Loans	Loans
	(LIBOR)	(Index Rate)	(LIBOR)	(Index Rate)
On any day prior to the consummation of the Merger	3.25%	2.25%	2.50%	1.50%
On any day prior to the First Amendment Effective Date but after the consummation of the Merger	3.00%	2.00%	2.25%	1.25%
On any day on or after the First Amendment Effective Date	2.75%	1.75%	2.25%	1.25%

(3) LIBOR. The definition of “LIBOR” in Section 1.1 of the Loan Agreement is hereby amended by replacing the term “1.00%” where such term is referenced with “(i) prior to the First Amendment Effective Date, 1.00% and (ii) from and after the First Amendment Effective Date, (x) in case of the Tranche B1 Term Loans and the Tranche B2 Term Loans, 0.75% and (y) in case of any Extended Term Loans and Incremental Term Loans, as set forth in a Permitted Amendment or Incremental Amendment, as applicable”.

(4) New Soft Call Period. Section 2.5(d) is amended by replacing the words “In the event that, on or prior to the date that is six months after the Closing Date, there shall

First Amendment to Loan Agreement

occur any Repricing Event” with the words “In the event that, on or prior to the date that is six months after the First Amendment Effective Date, there shall occur any Repricing Event”.

(5) Cash Equivalents. The definition of “Cash Equivalents” is amended by replacing the words “cash and/or investments described in clauses (i), (ii), (iv), (v), (viii) or (ix) above” appearing in the proviso thereof with the words “cash and/or investments described in clauses (i), (ii), (iv), (v), (vi), (viii) or (ix) above”.

(6) Incremental Term Loans. Section 2.14(a)(viii) is amended by replacing the term “that exceeds 1.0% or 1.0%, respectively” with the term “that exceeds, (x) prior to the First Amendment Effective Date, 1.00% or 1.00%, respectively and (y) from and after the First Amendment Effective Date, 0.75% or 0.75%, respectively”.

SECTION TWO—Conditions to Effectiveness. This First Amendment shall become effective on the date on or after January 16, 2014 (the “First Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:

(1) the Administrative Agent shall have received a signed counterpart hereof (whether the same or different counterparts) from each of the Borrower, Group and the Other Loan Parties;

(2) the Administrative Agent shall have received from the Consenting Lenders constituting the requisite Lenders under the Loan Agreement signed copies of the consent form attached hereto as Exhibit A (the “Consents”), on which each such Consenting Lender shall have elected either “Option A” or “Option B”, and shall have delivered (including by way of facsimile transmission or electronic .pdf copy) the same to Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, NY 10005, attention: Niels Jensen (facsimile number (212) 822-5081; email: NJensen@milbank.com);

(3) a good standing certificate from the state of its incorporation or organization, dated as of a recent date, for the Borrower, Group and each Other Loan Party;

(4) the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or similar officer), of such entity dated the date hereof and certifying as to the incumbency and specimen signature of each officer of each of the Borrower, Group and each Other Loan Party executing this First Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (3));

(5) the Borrower shall have paid to the Administrative Agent for the benefit of itself and the Consenting Lenders the then-unpaid balance of all accrued and unpaid fees due, owing and payable (including any fees agreed to in connection with this First Amendment) and the reasonable attorneys’ fees of Milbank, Tweed, Hadley & McCloy LLP) for which invoices have been presented not later than January 15, 2014;

(6) the Administrative Agent shall have received an Officer’s Certificate certifying (A) as to the truth in all material respects of the representations and warranties set

First Amendment to Loan Agreement

forth in the Loan Agreement and the other Loan Documents, (other than the representations and warranties set forth in Sections 4.4 (No Material Adverse Change; No Defaults) and 4.6 (Litigation) of the Loan Agreement) and made by it as though made on the date hereof, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date (provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date, before and after giving effect to the First Amendment) and (B) as to the absence of any event occurring and continuing, or resulting from the First Amendment on, the First Amendment Effective Date, that constitutes a Default or an Event of Default; provided that with respect to any representation or warranty referencing Holdings and made as of a specified date that is prior to December 9, 2013, such reference to Holdings shall be deemed to mean US Airways Group, Inc. and not American Airlines Group Inc.; and

(7) all interest accrued on the Loans but not yet paid by the Borrower to the Administrative Agent as of the First Amendment Effective Date shall have been paid in full.

SECTION THREE—No Default; Representations and Warranties. (a) In order to induce the Consenting Lenders to consent to, and the Administrative Agent to enter into, this First Amendment, the Borrower represents and warrants to each of the Consenting Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this First Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to the First Amendment and (ii) the representations and warranties contained in the Loan Agreement and the other Loan Documents, (other than the representations and warranties set forth in Sections 4.4 (No Material Adverse Change; No Defaults) and 4.6 (Litigation) of the Loan Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) are true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the First Amendment; provided that with respect to any representation or warranty referencing Holdings and made as of a specified date that is prior to December 9, 2013, such reference to Holdings shall be deemed to mean US Airways Group, Inc. and not American Airlines Group Inc.

(b) The Borrower, Group and each Other Loan Party hereby confirm that all of their obligations under the Loan Agreement are and shall continue to be, in full force and effect. The parties hereto confirm and agree that the terms “Obligations” and “Guarantee” as used in the Loan Agreement, shall include all obligations of the Borrower and each Guarantor as amended by this First Amendment.

SECTION FOUR—Reference to and Effect on the Loan Agreement. On and after the effectiveness of this First Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof or words of like import referring to the Loan Agreement,

First Amendment to Loan Agreement

shall mean and be a reference to the Loan Agreement, as amended by this First Amendment. The Loan Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This First Amendment shall be deemed to be a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE—Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The execution and delivery of a counterpart to this First Amendment by each Consenting Lender shall be irrevocable and shall be binding upon such Consenting Lender’s successors, permitted transferees and permitted assigns. This First Amendment shall become effective as set forth in Section Two, and from and after the First Amendment Effective Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted transferees and permitted assigns. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION SIX—Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION SEVEN. The provisions set forth in Sections 9.3 (Costs and Expenses), 9.4 (Indemnities), 9.10 (Submission to Jurisdiction; Service of Process), 9.11 (Waiver of Jury Trial). 9.12 (Waiver of Consequential Damages, Etc.), 9.14 (Section Titles), 9.16 (Severability), 9.21 (PATRIOT Act Notice) and 9.22 (No Fiduciary Duty) of the Loan Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.

SECTION EIGHT—Replacement of Non-Consenting Lenders; Assignments of Certain Lenders. Subject to the satisfaction of the conditions set forth in Section Two and effective as of the First Amendment Effective Date:

(a) each Non-Consenting Lender shall, pursuant to Section 9.1(c) of the Loan Agreement, be replaced and all of its Existing Loans and other interests, rights and obligations under the Loan Agreement shall be transferred and assigned to a New Lender or New Lenders (as allocated by the Administrative Agent), in each case upon the execution and delivery by the Fronting Lender of this First Amendment and the receipt by such Non-Consenting Lender of an amount equal to all principal, interest, and fees outstanding as of such date, whether received directly from such Fronting Lender or from the Administrative Agent making such payment on such Fronting Lender’s behalf, such that immediately after giving effect to this First Amendment on the First Amendment Effective Date, such Non-Consenting Lender’s Loans and other

First Amendment to Loan Agreement

interests, rights and obligations under the Loan Agreement will be held by the Fronting Lender; and

(b) each Consenting Lender who elects Option B of the Consent (each such Lender a “Cash Roll Lender”), shall on or prior to the First Amendment Effective Date and upon execution and delivery of its Consent (i) be deemed to have assigned its Loans to the Fronting Lender pursuant to the terms hereof (the “First-Step Assignment”), (ii) receive an amount equal to the outstanding principal amount of, and accrued and unpaid interest on, such Loans and (iii) commit (or have such other Eligible Assignees as such Cash Roll Lender may designate commit) to purchase Loans from the Fronting Lender in a principal amount to be determined by the Administrative Agent up to the amount of the original Loans such Cash Roll Lender assigned pursuant to the First-Step Assignment (or such greater amount as may be agreed between such Cash Roll Lender and the Administrative Agent).

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

First Amendment to Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year above written.

US AIRWAYS, INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

US AIRWAYS GROUP, INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

AMERICAN AIRLINES, INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

AMERICAN AIRLINES GROUP INC.

By:	/s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

MATERIAL SERVICES COMPANY, INC.

By:	/s/ Caroline B. Ray
Name: Caroline B. Ray
Title: Corporate Secretary

First Amendment to Loan Agreement

PSA AIRLINES, INC.

By:	/s/ Caroline B. Ray
Name: Caroline B. Ray
Title: Corporate Secretary

PIEDMONT AIRLINES, INC.

By:	/s/ Caroline B. Ray
Name: Caroline B. Ray
Title: Corporate Secretary

First Amendment to Loan Agreement

CITICORP NORTH AMERICA INC., as Administrative Agent and Fronting Lender

By:	/s/ Matthew Burke
Name: Matthew Burke
Title: Vice President

First Amendment to Loan Agreement

EXECUTION VESION

EXHIBIT A

Lender Consent to First Amendment to Loan Agreement

This Lender Consent (“Lender Consent”) to First Amendment to Loan Agreement (the “Amendment”) to that certain Loan Agreement, dated as of May 23, 2013 (as supplemented by the Joinder to Loan Agreement, dated as of December 9, 2013 and executed by American Airlines, Inc., a Delaware corporation (“AAI”) and American Airlines Group Inc. (f/k/a AMR Corporation), a Delaware corporation (“AAG”), and as otherwise amended, modified or supplemented and in effect on the date hereof, the “Loan Agreement”), among US Airways, Inc., a Delaware corporation (the “Borrower”), US Airways Group, Inc. (“Group”), AAI, AAG, the Lenders party thereto, Citicorp North America, Inc. as administrative agent and collateral agent (the “Administrative Agent”) and certain other parties thereto. Capitalized terms used but not defined in this Lender Consent have the meanings assigned to such terms in the Loan Agreement (as amended by the Amendment).

The undersigned hereby irrevocably and unconditionally agrees to the following (check only ONE option):

Option A: Cashless

☐	to approve the Amendment and have your Loans automatically be subject to the amended terms described in the Amendment.

Option B: Cash Roll

☐	to approve the Amendment and to (i) assign your Loans to Citicorp North America, Inc. (the “Fronting Lender”) pursuant to the terms of the Amendment (the “First-Step Assignment”), (ii) receive an amount equal to the outstanding principal amount of, and accrued and unpaid interest on, such Loans and (iii) commit (or have such other Eligible Assignees as you may designate commit) to purchase Loans from the Fronting Lender (the “Second-Step Assignment”) in a principal amount to be determined by the Administrative Agent up to the amount of the original Loans you assigned pursuant to the First-Step Assignment (or such greater amount as may be agreed between you and the Administrative Agent).

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized signatory as of the      of January, 2014.

(insert name of the legal entity)

by
Name:
Title:

For any Institution requiring a second signature line:

by
Name:
Title:

Name of Fund Manager (if applicable):

First Amendment to Loan Agreement